UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2015

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

Effective August 27, 2015, CytoDyn Inc., a Colorado corporation (the “Company”), completed its reincorporation in the State of Delaware from the State of Colorado. The reincorporation was effected by the merger of the Company with and into CytoDyn Inc., a newly formed, wholly owned Delaware subsidiary (“CytoDyn”), in accordance with the terms of the Agreement And Plan of Merger dated as of July 6, 2015 (the “Merger Agreement”), between the Company and CytoDyn. The reincorporation and the terms of the merger were approved by the shareholders of the Company at the 2015 Annual Meeting of Shareholders held on August 27, 2015 (the “2015 Annual Meeting”).

As of the effective time of the reincorporation merger, the Company ceased to exist as a separate entity, with CytoDyn being the surviving entity (in such capacity the “Surviving Company” and, together with the Company as the context may require, “we,” “our” or “us”). The reincorporation did not alter any holder’s equity interest in us. Pursuant to the Merger Agreement, each outstanding share of common stock or Series B convertible preferred stock in the Company, and each warrant, option or other right to acquire common stock in the Company, was automatically converted into an equivalent equity interest in the Surviving Company. Each outstanding equity interest in the Company that had been issued prior to the effective time of the reincorporation merger was cancelled.

Shareholders are not required to exchange their existing stock certificates in the Company, which now represent an equivalent number of shares of common stock or Series B convertible preferred stock in the Surviving Company. Shareholders wishing to exchange such stock certificates should to send them to our transfer agent Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone: 1-800-962-4284), and should use insured couriers for the return of their certificates.

The reincorporation merger did not result in any change in our CUSIP, trading symbol, federal tax identification number, or any material change in our business, offices, assets, liabilities, obligations or net worth, or our directors, officers or employees, as compared to the Company before the reincorporation merger. We continue to maintain principal executive offices at 1111 Main Street, Suite 660, Vancouver, Washington.

By operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of the Surviving Company are deemed registered under Section 12(g) of the Exchange Act, and the Surviving Company has succeeded to the Company’s attributes as the registrant with respect thereto. For the purpose of updating our registration statement previously filed under the Exchange Act, a revised description of our common stock is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the reincorporation and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A more detailed description of the Merger Agreement, and the effects of the reincorporation, was previously reported in Proposal 2 of the Company’s Proxy Statement (the “2015 Proxy”) filed with the Securities and Exchange Commission on July 17, 2015, which description is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 1.01 above, effective August 27, 2015, we reincorporated from Colorado to Delaware pursuant to the terms of the Merger Agreement. As of that date, the rights of our shareholders are governed by the Delaware General Corporation Law, and by the Certificate of Incorporation and By-laws adopted pursuant to the Merger Agreement. Our Certificate of Incorporation and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. Certain rights of our shareholders were changed as a result of the change in state of incorporation and the adoption of our Certificate of Incorporation and By-laws. A more detailed description of our Certificate of Incorporation and By-laws and the changes in rights of our shareholders as a result of the reincorporation from Colorado to Delaware was previously reported in Proposal 2 of the 2015 Proxy, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the 2015 Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the 2015 Proxy.

Proposal 1. Election of Directors. The shareholders elected seven directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-votes
Nader Z. Pourhassan, Ph.D.	38,383,942	278,233	12,378,624
Denis R. Burger, Ph.D.	38,566,607	95,568	12,378,624
Anthony D. Caracciolo	38,060,198	601,977	12,378,624
Carl C. Dockery	38,533,842	128,333	12,378,624
Gregory A. Gould	37,234,347	1,427,828	12,378,624
A. Bruce Montgomery, M.D.	38,416,607	245,568	12,378,624
Jordan G. Naydenov	37,900,332	761,843	12,378,624

Proposal 2. Reincorporation in Delaware. The shareholders approved a proposal to reincorporate the Company in Delaware by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
37,224,830	1,426,045	11,300	12,378,624

Proposal 3. Approval of Reverse Stock Split. The shareholders approved a reverse stock split at a ratio of any whole number between one-for-two and one-for-eight, as determined by our board of directors, and an amendment to our Articles of Incorporation to implement the reverse stock split at any time before August 27, 2016, if and as determined by our board of directors.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
33,758,153	4,520,247	383,775	12,378,624

As previously reported in the 2015 Proxy, prior to the Company’s reincorporation into Delaware, the reverse stock split was similarly approved by the Company, as the sole stockholder of CytoDyn, and by the prior board of directors of CytoDyn, with the same possible ratios as described in Proposal 3.

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm. The shareholders approved the appointment of Warren Averett, LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2016.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
50,726,314	244,563	69,922	-

Proposal 5. Advisory Vote on Executive Compensation. The shareholders approved the compensation paid to our executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
34,132,038	2,961,492	1,568,645	12,378,624

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger

3.1	Certificate of Incorporation of CytoDyn Inc.

3.2	By-Laws of CytoDyn Inc.

4.1	Form of Common Stock Certificate

4.2	Form of Series B Convertible Preferred Stock Certificate

99.1	Description of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

September 1, 2015	By:	/s/ Michael D. Mulholland
Name: Michael D. Mulholland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger

3.1	Certificate of Incorporation of CytoDyn Inc.

3.2	By-Laws of CytoDyn Inc.

4.1	Form of Common Stock Certificate

4.2	Form of Series B Convertible Preferred Stock Certificate

99.1	Description of Common Stock